Subsequent Events	12 Months Ended
Dec. 31, 2022
Subsequent Events [Abstract]
Subsequent Events
22.
Subsequent events

On December 28, 2022, the Company’s Board of Directors authorized an extension of the Company’s existing share repurchase program for another twelve-month period starting from December 28, 2022. For the three months ended March 31, 2023, the Company had repurchased 1,426,490 ADSs for a total cash consideration of US$4.1 million.

On March 31,2023, the Group entered into an agreement to subscribe for preferred shares of AiFenlei for a total consideration of US$40 million, of which, RMB180,000 had been prepaid as a deposit in December 2022. The Group is entitled to nominate two members of the Board of Directors upon closing. The transaction is expected to be closed in 2023.